Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Keypath Education International, Inc. (“the Company”) for the quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), the undersigned officer of the Company, in the capacity and on the date indicated below, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2024	By:	/s/ Inna Nisenbaum
		Name:	Inna Nisenbaum
		Title:	Interim Chief Accounting Officer
(Principal Financial Officer)